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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                           Washington, D.C. 20549-1004

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

                                 August 9, 2002
                                (Date of Report)
                        (Date of earliest event reported)

                              McKESSON CORPORATION
             (Exact name of Registrant as specified in its charter)


              Delaware                 1-13252                 94-3207296
     (State of incorporation or    (Commission File No.)     (IRS Employer)
           organization)                                   Identification No.

                                 One Post Street
                         San Francisco, California 94104
                    (Address of principal executive offices)

                                 (415) 983-8300
              (Registrant's telephone number, including area code)
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Item 9.  Regulation FD Disclosure

         On August 9, 2002, the McKesson Corporation's Principal Executive Officer, John H. Hammergren, and Principal Financial Officer, William R. Graber submitted their statements under oath in response to the order of the Securities and Exchange Commission pursuant to Section 21(a)(1) of the Securities Exchange Act of 1934 (SEC File No. 4-460). A copy of each of these statements is attached hereto as an Exhibit (99.1 and 99.2).

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                        McKESSON CORPORATION

                                        By:       /s/  Ivan D. Meyerson
                                                  ---------------------
                                                  Name:   Ivan  D. Meyerson
                                                  Title:  Senior Vice President,
                                                          General Counsel and
                                                          Secretary

Date:  August 9, 2002
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                                  EXHIBIT INDEX



         Exhibit No.         Description

         99.1                Registrant's Statement Under Oath of
                             Principal Executive Officer dated August 9,
                             2002

         99.2                Registrant's Statement Under Oath of
                             Principal Financial Officer dated August 9,
                             2002